UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

VERISIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

21355 Ridgetop Circle, Dulles, VA	20166
(Address of Principal Executive Offices)	(Zip Code)

(703) 948-3200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on September 15, 2010, VeriSign, Inc. (the “Company”), as tenant, entered into a Deed of Lease (the “Lease”) with 12061 Bluemont Owner, LLC, as landlord (“Bluemont”), pursuant to which the Company leases from Bluemont an office building containing an approximate 221,326 square feet of rentable area and related parking facilities and other amenities located at 12061 Bluemont Way, Reston, Fairfax County, Virginia (collectively, the “Property”). Pursuant to the Lease, the Company has a right of first refusal (the “Right of First Refusal”) according to which, if Bluemont desires to sell the Property during the term of the Lease, Bluemont must, subject to certain exceptions, first offer to sell the Property to the Company.

Pursuant to this Right of First Refusal, on September 2, 2011, the Company, as purchaser, became obligated under a previously executed Purchase and Sale Agreement (the “Purchase Agreement”) with Bluemont, as seller, to purchase the Property from Bluemont. The purchase price for the Property is $118,000,000. The Company intends to use the Property as the Company’s headquarters facility.

The Purchase Agreement between the Company and Bluemont was executed on August 18, 2011 but was terminable by the Company for any reason or no reason in the Company’s sole and absolute discretion until September 2, 2011. Under the Purchase Agreement, the Company was required to make an earnest money deposit of $11,800,000 on or prior to August 19, 2011. Such earnest money deposit was fully refundable to the Company prior to September 2, 2011 in the event the Company terminated the Purchase Agreement prior to that date.

The closing on the purchase of the Property is subject to customary closing conditions and is currently scheduled to occur on November 15, 2011 at which time the purchase price (less the earnest money deposit) is to be paid by the Company to Bluemont.

The foregoing descriptions of the Purchase Agreement are not complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is hereby incorporated into this report by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Purchase and Sale Agreement for 12061 Bluemont Way Reston, Virginia between 12061 Bluemont Owner, LLC, a Delaware limited liability company, as Seller and VeriSign, Inc., a Delaware corporation, as Purchaser Dated August 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

Date: September 7, 2011	By:	/s/ Richard H. Goshorn
Richard H. Goshorn
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

Exhibit 10.1	Purchase and Sale Agreement for 12061 Bluemont Way Reston, Virginia between 12061 Bluemont Owner, LLC, a Delaware limited liability company, as Seller and VeriSign, Inc., a Delaware corporation, as Purchaser Dated August 18, 2011.

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